EXHIBIT 99.1

Oritani Financial Corp. to Present at Financial Services Conference

TOWNSHIP OF WASHINGTON, N.J., Nov. 6, 2009 (GLOBE NEWSWIRE) -- Oritani Financial Corp. (Nasdaq:ORIT) (the "Company" or "Oritani"), the holding company for Oritani Bank, today announced that the Company will be participating in the East Coast Financial Services Conference sponsored by Sandler O'Neill + Partners, L.P. The conference will take place on Thursday, November 12, 2009. The Company is expected to present at approximately 2:10 pm, Eastern Time. Kevin J. Lynch (Chairman, President and Chief Executive Officer) and John M. Fields, Jr. (Executive Vice President and Chief Financial Officer), will represent Oritani.

While the conference can only be attended in person via invitation from Sandler O'Neill + Partners, L.P., the presentation can be accessed in a variety of ways:

 * A webcast of the conference can be accessed via
   http://www.sandleroneill.com.  This link will require registration with Sandler O'Neill + Partners, L.P.  An archive of the webcast will be available for 30 days after the event, beginning
   11/13/2009.
 * A live audio conference of the event will be available on
   November 12, 2009 by calling toll number (617) 614-3944.
   The passcode "Session Two" is required.
 * The power point presentation that Oritani will be providing to event participants will be available through Oritani's investor relations website at http://investor.oritani.com.

About Oritani Financial Corp.

Oritani Financial Corp. is the holding company for Oritani Bank, a New Jersey state chartered bank offering a full range of retail and commercial loan and deposit products. Oritani Bank is dedicated to providing exceptional personal service to its individual and business customers. The Bank currently operates its main office and 20 full service branches in the New Jersey Counties of Bergen, Hudson and Passaic. For additional information about Oritani Bank, please visit www.oritani.com.

Forward Looking Statements

The webcast and slide presentation referenced in this new release may contain certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as "may," "will," "believe," "expect," "estimate," "anticipate," "continue," or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those related to the economic environment, particularly in the market areas in which the Company operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.

The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake and specifically declines any obligation to publicly release the result of any revisions, which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

CONTACT:  Oritani Financial Corp.
          Kevin J. Lynch, Chairman, President
           and Chief Executive Officer
          (201) 664-5400